BLACKROCK SERIES FUND, INC.
BlackRock Government Money Market Portfolio
(the “Fund”)
Supplement dated May 30, 2025 to the Prospectus and Statement of Additional Information (“SAI”) of the Fund, each dated May 1, 2025, as amended or supplemented to date
Effective June 2, 2025, BlackRock Advisors, LLC, the Fund’s investment adviser (“BlackRock”), has agreed contractually to lower the contractual total operating expense cap for the Fund’s shares. To achieve the expense cap, BlackRock has agreed to waive and/or reimburse fees or expenses if the Fund’s annual fund operating expenses, excluding certain expenses described in the Prospectus, exceed a certain limit.
Accordingly, effective June 2, 2025, the following changes are made to the Fund’s Prospectus and SAI, as applicable:
The section of the Prospectus entitled “Fund Overview—Key Facts About BlackRock Government Money Market Portfolio — Fees and Expenses of the Fund” is deleted in their entirety and replaced with the following:
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table and example below do not include separate account fees and expenses, and expenses would be higher if these fees and expenses were included. Please refer to your variable annuity or insurance contract (the “Contract”) prospectus for information on the separate account fees and expenses associated with your Contract.
Shareholder Fees (fees paid directly from your investment)
The Fund is not subject to any Shareholder Fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.37%
Distribution and/or Service (12b‑1) Fees	None
Other Expenses	0.28%
Total Annual Fund Operating Expenses	0.65%
Fee Waivers and/or Expense Reimbursements[1]	(0.22)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.43%

[1]
As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.43% of average daily net assets through June 30, 2027. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.02% of average daily net assets through June 30, 2027. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non‑interested directors of the Corporation or by a vote of a majority of the outstanding voting securities of the Fund.

Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Contract. See the Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Government Money Market Portfolio	$44	$163	$317	$768

The seventh paragraph and table in the section of the Prospectus entitled “Management of the Funds—BlackRock” related to contractual caps are deleted in their entirety and replaced with the following:
With respect to each Fund, as set forth in the table below, BlackRock has (i) contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements; and (ii) contractually agreed to reimburse fees in order to limit operational and recordkeeping fees to the amounts noted in the table below.

	Contractual Caps[1] on Total Annual Fund Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)	Contractual Caps[1] on fees paid by Fund for Operational and Recordkeeping Services
Advantage Large Cap Core Portfolio	0.50%	0.04%
Balanced Portfolio	0.50%	0.04%
Capital Appreciation Portfolio	0.57%	0.04%
Global Allocation Portfolio	0.57%	0.04%
Government Money Market Portfolio	0.43%	0.02%

[1]
The contractual caps for each Fund are in effect through June 30, 2027. The contractual agreement may be terminated, with respect to each Fund, upon 90 days’ notice by a majority of the non-interested directors of the Corporation or by a vote of a majority of the outstanding voting securities of the Fund.

[2]	As a percentage of average daily net assets and based on current fees.
The footnote to the table underneath the fifth paragraph in the section of the SAI entitled “Management, Advisory and Other Service Arrangements—Management Agreement—Management Fee” is deleted in its entirety and replaced with the following:

[1]
The Manager has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements for each Portfolio (excluding any Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Portfolio expenses (as defined in each Portfolio’s Prospectus)) to 0.50% of each respective Portfolio’s average daily net assets through June 30, 2027, with the exception of the Capital Appreciation Portfolio, the Global Allocation Portfolio and the Government Money Market Portfolio. BlackRock has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements for each of the Capital Appreciation Portfolio and the Global Allocation Portfolio (excluding any Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Portfolio expenses (as defined in each Portfolio’s Prospectus)) to 0.57% of each respective Portfolio’s average daily net assets through June 30, 2027. Effective June 2, 2025, BlackRock has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements of the Government Money Market Portfolio (excluding any Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Portfolio expenses (as defined in the Government Money Market Portfolio’s Prospectus)) to 0.43% of the Government Money Market Portfolio’s average daily net assets through June 30, 2027. Prior to June 2, 2025, BlackRock has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements of the Government Money Market Portfolio (excluding any Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Portfolio expenses (as defined in the Government Money Market Portfolio’s Prospectus)) to 0.50% of the Government Money Market Portfolio’s average daily net assets through June 30, 2027. This contractual agreement may be terminated, with respect to each Portfolio, upon 90 days’ notice by a majority of the Independent Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Portfolio.

* * *
Shareholders should retain this Supplement for future reference.
PR2SAI-19057-0525SUP

2